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                                                                   EXHIBIT 10.2

                                 CHATTEM, INC.
                     NON-STATUTORY STOCK OPTION PLAN - 1998

1.  PURPOSE

    The Chattem, Inc. Non-Statutory Stock Option Plan - 1998 (the "Plan") is designed to enable officers and key management employees of Chattem, Inc. (the "Company") and its Subsidiaries to continue to acquire shares of the Company's common stock and thus to share in the future success of the Company's business. Accordingly, the Plan is intended as a further means not only of attracting and retaining outstanding management personnel, but also of promoting a closer identity of interest between key management employees and the Company and its shareholders.

2.  DEFINITIONS

    Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

    (a) "Beneficiary" means the person or persons designated in writing by the Optionee or, in the absence of such a designation or if the designated person or persons predecease the Options, the Optionee's Beneficiary shall be the person or persons who acquire the right to exercise the Option by bequest or inheritance. In order to be effective, an Optionee's designation of a Beneficiary must be on file with the Committee before the Optionee's death. Any such designation may be revoked in writing and a new written designation substituted therefor at any time before the Optionee's death.

    (b) "Board of Directors" or "Board" means the board of directors of the Company.

    (c)  "Change in Control" means:

          (i) Change of 1/3 or more of the directors of the Company within any twelve (12) month period; or

          (ii) Change of 1/2 or more of the directors of the Company within any twenty-four (24) month period; or

          (iii) Acquisition by any person of the ownership of or right to vote thirty-five percent (35%) or more of the Company's outstanding voting stock. For purposes of this paragraph
                 (iii): (A) "person" shall mean any person, corporation, partnership or other entity and any affiliate or associate thereof and (B) "affiliate" and "associate" shall have the meanings given to them in Rule 12b-2 promulgated under the Exchange Act.


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    (d)  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (e) "Committee" means the Compensation Committee of the Board of Directors. The Committee shall consist of three (3) directors of the Company who are not employees of the Company and its subsidiaries.
         No member of the Committee shall be eligible to participate in the Plan. Each member of the Committee shall be a "disinterested person," as such term may be defined for purposes of Rule 16b-3 or its successors under the Exchange Act.

    (f) "Company" means Chattem, Inc., a corporation incorporated under the laws of the State of Tennessee.

    (g) "Disability" means a disability that entitles the Optionee to benefits under the Company's Long-Term Disability Plan, as amended from time to time.

    (h)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (i) "Fair Market Value" means the closing sale price on the last business day prior to the date on which Fair Market Value needs to be determined as reported in the Wall Street Journal, or the average of the high and low bids on such day if no sale exists.

    (j) "Option" means an option to purchase a share or shares of the Company's common stock.

    (k) "Option Agreement" means the written agreement to be entered into by the Company and the Optionee, as provided in Section 7 hereof.

    (l) "Optionee" means a person to whom an Option has been granted under the Plan.

    (m) "Retirement" means retirement from employment with the Company and its Subsidiaries, as determined by the Committee in its sole discretion.

    (n)  "Shares" means shares of the Company's common stock.

    (o) "Subsidiary" means a subsidiary corporation as defined in Section 425(f) of the Code (or a successor provision of similar import).

    (p) "Term" means the period during which a particular Option may be exercised in accordance with Section 10 hereof.


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3.  EFFECTIVE DATE OF THE PLAN

    The Plan shall become effective when adopted by the Board of Directors and an appropriate registration statement filed with the Securities and Exchange Commission becomes effective; provided, however, that if the Plan is not approved by the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at the meeting before the first anniversary of its adoption by the board, the Plan and all Options granted under the Plan prior to such anniversary shall be null and void and shall be of no effect.

4.  NUMBER AND SOURCE OF SHARES SUBJECT TO THE PLAN

    (a) The Company may grant Options under the Plan for not more than Three Hundred Fifty Thousand (350,000) Shares (subject, however, to adjustment as provided in Section 14 hereof) which shall be provided by the issuance of Shares authorized but unissued.

    (b) In the event that an Option shall for any reason lapse or be terminated without being exercised in whole or in part, the Shares subject to the Option shall be restored to the total number of Shares with respect to which Options may be granted under the Plan, but only to the extent that the Option has not been exercised previously.

5.  ADMINISTRATION OF THE PLAN

    (a)  The Plan shall be administered by the Committee.

    (b) The Committee shall adopt such rules and regulations (including amendments thereto) as it may deem proper; provided, however, that it may take action only upon the agreement of a majority of its members then in office. Any action that the Committee may take through a written instrument signed by a majority of its members then in office shall be as effective as though taken at a meeting duly called and held.

    (c) The powers of the Committee shall include plenary authority to interpret the Plan, and, subject to the provisions hereof, the Committee shall determine the persons to whom Options shall be granted, the number of Shares subject to each Option, the Term of each Option, the date on which each Option shall be granted, and the provisions of each Option Agreement.

6.  PLAN PARTICIPANTS ELIGIBLE TO RECEIVE OPTIONS

    (a) Options may be granted under the Plan to key management employees of the Company or any Subsidiary, including officers and directors who, in the judgment of the


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         Committee, have a substantial impact on the Company's attainment of corporate goals. All determinations by the Committee as to the identity of the persons to whom Options shall be granted hereunder shall be conclusive. No director who is a member of the Committee shall be entitled to participate in the Plan.

    (b) An individual employee may receive no more than one Option hereunder during any three (3) year period. The grant of an Option in any year shall not give the Optionee any right to Options in future years or any right to be retained in the employ of the Company or its Subsidiaries.

7.  OPTION AGREEMENTS

    (a) No Option shall be exercised by an Optionee unless the Optionee shall have executed and delivered an Option Agreement.

    (b) Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements in the name of the Company as directed from time to time by the Committee.

8.  NON-STATUTORY OPTIONS

    It is intended that the Options granted hereunder shall not be "incentive stock options" within the meaning of the Code.

9.  OPTION PRICE

    The Option price to be paid by the Optionee to the Company for each Share purchased upon the exercise of the Option shall be determined by the Committee and shall not be less than the Fair Market Value of the Share on the date the Option is granted, but may exceed Fair Market Value in the sole discretion of the Committee.

10.  TERM OF OPTION; EXERCISE OF OPTION

     (a) Each Option granted under the Plan shall be exercisable as provided in this Section 10. In no event may an Option be exercised before the approval of the Plan by the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at the meeting within the period specified by Section 3 hereof. The Term of each Option shall end (unless the Option shall have terminated earlier under any other provisions of the Plan) on a date ten (10) years from the date of grant of the Option.


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    (b)  Each Option shall become exercisable and vested with respect to twenty-five percent (25%) of the Shares purchasable thereunder on the first anniversary of the date of the grant of the Option. The option to purchase an additional twenty-five percent (25%) of such Shares shall become exercisable and vested, on a cumulative basis, on each of the three succeeding anniversaries of the date of the grant of the Option, so that four (4) years from the date of such grant the option to purchase all such Shares shall have become exercisable and vested. Notwithstanding the foregoing vesting schedule (i) each Option shall become exercisable in full immediately upon a Change in Control and (ii) upon the death, disability or retirement of an Optionee or termination of an Optionee's employment pursuant to Section 12(e), any Option held by such Optionee shall be exercisable in full in accordance with the provisions of Section 12. When exercising an Option, the Optionee may purchase less than the full number of Shares then available under the Option.

    (c)  Options shall be exercised by delivering or mailing to the Committee:

         (1) a notice, in the form and in the manner prescribed by the Committee, specifying the number of Shares to be purchased, and

         (2) payment in full of the Option price for the Shares in cash and/or by the tender of Shares (by delivering the appropriate stock certificates) to the Committee; provided, however, that (i) the Committee shall determine acceptable methods for tendering shares to exercise an Option under the Plan, and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate and (ii) the Committee may permit Optionees to pay for any Shares subject to an Option by delivering to the Committee a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price.

                 The Company may enter into agreements for coordinated procedures with one or more brokerage firms in connection with exercises of Options. The value of any Shares tendered in accordance with this Paragraph (c) shall be determined on the basis of their Fair Market Value on the date of exercise.

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    (d)  Subject to the provisions of Section 11(a) hereof, upon receipt of the notice of exercise and upon payment of the Option price, the Company shall promptly deliver to the Optionee a certificate or certificates for the Shares purchased, without charge to the Optionee for issue or transfer tax.

11. CONDITIONS ON EXERCISE

    (a) The exercise of each Option granted under the Plan shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration or qualification of any Shares otherwise deliverable upon such exercise upon any securities exchange or under any State or Federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Shares, then in any such event such exercise or payment shall not be effective or be made unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Any such postponement shall not extend the time within which the Option may be exercised; and neither the Company nor its directors or officers shall have any obligation or liability to the Optionee or to a Beneficiary with respect to any Shares as to which the Option shall lapse because of such postponement.

    (b) All Options granted under the Plan shall be non-transferable other than by will or by the laws of descent and distribution in accordance with Section 12(a) hereof, and an Option may be exercised during the lifetime of the Optionee only by the Optionee.

         Further, to the extent required by Rule 16-3 or its successors under the Exchange Act, Shares acquired by persons subject to
         Section 16 of the Exchange Act may not be transferred for at least six (6) months after the later of (i) the grant of the Option pursuant to which such Shares were acquired or (ii) approval of the Plan by the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at the meeting.

    (c) Subject to the provisions of Section 11(b), upon the purchase of Shares under an Option, the stock certificate or certificates may, at the request of the Optionee (or the Optionee's Beneficiary, where the Option is exercised by the Beneficiary), be issued in the name of the

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         Optionee (or Beneficiary) and the name of another person as joint tenants with the right of survivorship.

12. EXERCISE OF OPTION AFTER DEATH, DISABILITY, RETIREMENT, OR OTHER TERMINATION OF EMPLOYMENT.

    (a) Death. If an Optionee's employment with the Company or a Subsidiary shall cease due to the Optionee's death, any Option held by the Optionee on the date of the Optionee's death may be exercised only with three (3) years after the Optionee's death and only by the Optionee's Beneficiary. If an Optionee shall die within three (3) years after cessation of employment while the Option is exercisable pursuant to Paragraph (b) below, or if the Optionee shall die within three (3) years after cessation of employment while the Option is exercisable pursuant to Paragraph (c) below, any Option held by the Optionee on the date of this death may be exercised after the Optionee's death only within the remainder of the period prescribed by Paragraph (b) or Paragraph (c), as the case may be, and only by the the Optionee's Beneficiary. Notwithstanding the foregoing, in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

    (b) Disability. If an Optionee's employment with the Company or a Subsidiary ceases due to Disability, the Optionee may exercise the Option at any time within three (3) years after the Optionee shall so cease to be an employee; provided, however, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

    (c) Retirement. If an Optionee's employment with the Company or a Subsidiary ceases due to Retirement, the Optionee may exercise the Option at any time within three (3) years after the Optionee shall so cease to be an employee; provided, however, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

    (d) Leave of Absence. The Committee shall have the sole authority to determine whether, in any particular case, a leave of absence shall result in a termination of employment for purposes of this Section 12.

    (e) Divestiture. If an Optionee's employment with the Company or a Subsidiary ceases due to divestiture of a Subsidiary or other distinct business unit of the Company, the Optionee may exercise the Option at any time within ninety (90) days after the divestiture, provided that the Optionee is an employee on the actual date of the divestiture; and further provided, that in no event

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         shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

    (f) Termination for Other Reasons. Upon termination of an Optionee's employment with the Company or a Subsidiary for any reason other than those specified in a Paragraphs (a) through (e) above, the Optionee may exercise the Option (to the extent vested) at any time within thirty (30) days after such termination; provided, however, that in no event shall the Option be exercisable after the expiration date thereof specified in the Option Agreement.

13. STOCKHOLDER RIGHTS

    No person shall have any rights of a stockholder by virtue of an Option Except with respect to Shares actually issued to him or her, and the issuance of Shares shall confer no retroactive right to dividends.

14. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

    In the event that there is a change in the Shares through merger, consolidation, reorganization, recapitalization, or otherwise, or if there shall be any dividend on the Company's Shares, payable in such Shares, or if there shall be a stock split or combination of Shares, the Aggregate number of Shares available for Options, the number of Shares subject to outstanding Options, and the Option price per shares of each outstanding
Option shall be proportionately adjusted by the Committee as it deems equitable in its absolute discretion, to prevent dilution or enlargement of the rights of the Optionee; provided, that any fractional Shares resulting from such adjustments shall be eliminated. The Committee's determination with respect to any such adjustments shall be conclusive.

15. EFFECT OF MERGER OR OTHER REORGANIZATION

    If the Company shall be the surviving corporation in a merger or other reorganization, Options shall extend to stock and securities of the Company to the same extent that a holder of that number of shares immediately before the merger or consolidation corresponding to the number of Shares covered by the Option would be entitled to have or obtain stock and securities of the Company under the terms of the merger or consolidation.

16. TERMINATION, SUSPENSION OR MODIFICATION OF PLAN

    The Committee may at any time terminate, suspend or modify the Plan, except that the Committee shall not, without the authorization of the holders of a majority of the Company's outstanding Shares at a shareholders' meeting duly called and held, change (other than through adjustment for changes in capitalization

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as provided in Section 14 hereof): (a) the aggregate number of Shares with respect to which Options may be granted; (b) the class of persons eligible for Options; (c) the Option price; or (d) the maximum duration of the Plan. No termination, suspension or modification of the Plan shall adversely affect any right acquired by an Optionee, or by any Beneficiary, under the terms of an Option granted before the date of such termination, suspension or modification, unless such Optionee or Beneficiary shall consent; but it shall be presumed conclusively that any adjustment for changes in capitalization in accordance with Section 14 hereof does not adversely affect any such right.

17. APPLICATION OF PROCEEDS

    The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

18. DURATION OF THE PLAN

    Unless sooner terminated in accordance with Section 16 hereof, the Plan shall remain effect for a period of five (5) years from the date of its adoption by the Board of Directors. Expiration of such five (5) year period shall not affect the vesting of previously granted Options pursuant to
Section 10(b) hereof.

19. COMPLIANCE WITH RULE 16b-3

    With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20. GOVERNING LAW

    The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of Tennessee except to the extent that such laws may be superseded by any Federal law.





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